Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICY DISCLOSED.

SECOND AMENDMENT TO SINGLE-TENANT TRIPLE NET LEASE

This SECOND AMENDMENT TO SINGLE-TENANT TRIPLE NET LEASE (this “Second Amendment”), is made on this 8th day of August, 2022, by and between CRISP PARTNERS LLC, a Delaware limited liability company (“Landlord”), and PRELUDE THERAPEUTICS INCORPORATED, a Delaware corporation (“Tenant”).

BACKGROUND:

A. Landlord and Tenant are parties to that certain Single-Tenant Triple Net Lease dated September 13, 2021 (the “Original Lease”), as amended by that certain First Amendment to Single-Tenant Triple Net Lease dated November 15, 2021 (the “First Amendment” and, together with the Original Lease, collectively, the “Lease”), covering that certain premises (the “Premises”) consisting of approximately 80,874 rentable square feet, known as Building 709 and located in Landlord’s building (the “Building”) at Chestnut Run Plaza, 984 Centre Road, Wilmington, Delaware, as more fully described in the Lease.

B. Subject to the provisions of this Second Amendment, Landlord and Tenant desire to modify the Lease in certain respects. Accordingly, Landlord and Tenant desire to amend the Lease.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and covenants contained herein, and in the Lease, and intending to be legally bound, hereby agree that the Lease is amended as follows:

1.
All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Lease.
2.
Premises. Section 1.2 of the Original Lease, entitled “Premises”, is hereby deleted in its entirety and replaced with the following:

“1.2. “Premises” shall mean all of the interior space within the Building walls and below the Building ceiling, containing approximately 101,000 gross square feet and approximately 80,874 rentable square feet and shown on Exhibit B attached hereto.”

3.
Base Rent. Section 1.03 of the Original Lease, entitled “Base Rent”, is hereby deleted in its entirety and replaced with the following:

“1.3 “Base Rent”:

Months of Term	RSF	Base Rent Per RSF	Monthly Base Rent
*Commencement Date - Last day of the 7th full calendar month of the Term	--	--	--
First day of the 8th full calendar month of the Term - Last day of the 12th full calendar month of the Term	60,000	$35.42	$177,100.00
First day of the 13th full calendar month of the Term - Last day of the 18th full calendar month of the Term	70,000	$35.42	$206,616.67
First day of the 19th full calendar month of the Term - Last day of the 30th full calendar month of the Term	80,874	$36.31	$244,711.25
First day of the 31st full calendar month of the Term - Last day of the 42nd full calendar month of the Term	80,874	$37.22	$250,844.19
First day of the 43rd full calendar month of the Term - Last day of the 54th full calendar month of the Term	80,874	$38.15	$257,111.93
First day of the 55th full calendar month of the Term - Last day of the 66th full calendar month of the Term	80,874	$39.10	$263,514.45
First day of the 67th full calendar month of the Term - Last day of the 78th full calendar month of the Term	80,874	$40.08	$270,119.16
First day of the 79th full calendar month of the Term - Last day of the 90th full calendar month of the Term	80,874	$41.08	$276,858.66
First day of the 91st full calendar month of the Term - Last day of the 102nd calendar month of the Term	80,874	$42.11	$283,800.35

First day of the 103rd full calendar month of the Term - Last day of the 114th full calendar month of the Term	80,874	$43.16	$290,876.82
First day of the 115th full calendar month of the Term - Last day of the 126th full calendar month of the Term	80,874	$44.24	$298,155.48
First day of the 127th full calendar month of the Term - Last day of the 138th full calendar month of the Term	80,874	$45.35	$305,636.33
First day of the 139th full calendar month of the Term - Last day of the 150th full calendar month of the Term	80,874	$46.48	$313,251.96
First day of the 151st full calendar month of the Term - Last day of the 162nd full calendar month of the Term	80,874	$47.64	$321,069.78

*This reflects an abatement of Base Rent in the amount of $177,100.00 per month, for a total of $1,239,700.00 for the first seven full calendar months of the Term.”

4.
Estimated Expenses. Section 1.4 of the Original Lease, entitled “Estimated Expenses”, is hereby deleted in its entirety and replaced with the following:

“1.4 “Estimated Expenses”: As of the date hereof, Estimated Expenses for the calendar year in which the Term commences are $562,883.04, payable in monthly installments of $46,906.92, subject to adjustment and reconciliation as provided for in this Lease. Notwithstanding the foregoing, monthly installments of Real Property Taxes and Operating Expenses shall be abated for the first six (6) full calendar months of the Term, provided, however, that Tenant shall be obligated to pay for the cost of janitorial, electricity, gas, telecommunications, water, sewer, data and any other utility or service contracted directly by Tenant. For the avoidance of doubt, Tenant’s obligations to pay Estimated Expenses in accordance with the terms and conditions of this Lease shall be calculated using the entire rentable square feet of the Building in the amount of 80,874 (regardless that Base Rent for the first 18 full calendar months of the Term may be calculated using a lesser amount for rentable square feet).”

5.
Term. Section 1.6 of the Original Lease, entitled “Term”, is hereby deleted in its entirety and replaced with the following:

1.6. “Term”: The period commencing on the Commencement Date (as defined below) and, unless terminated earlier in accordance with this Lease, ending on the date (the “Expiration Date”) that is the last day of the 162nd full calendar month after the

Commencement Date. The “Commencement Date” shall mean the date that is the earlier of (i) the Landlord Work Substantial Completion Date (defined in Exhibit G), or (ii) the date Tenant takes possession of the Premises for the conduct of Tenant’s business (provided that for the avoidance of doubt, Tenant entering the Premises for the performance of Tenant Fixturing (as defined in Exhibit G) shall not be deemed to trigger the Commencement Date). Landlord and Tenant shall confirm the Commencement Date and the Expiration Date by executing a “Confirmation of Lease Terms Certificate” in the form attached hereto as Exhibit F, provided, however, that (i) the enforceability of this Lease, and (ii) the determination of the Commencement Date, in each case, shall not be affected should either party fail or refuse to execute such certificate.

6.
Brokers. Landlord and Tenant hereby expressly acknowledge and agree that the “separate agreement” referred to in the second sentence of Section 26.11 of the Original Lease specifically concerns the Leasing Commission Agreement dated September 10, 2021, as modified by that certain Addendum to Leasing Commission Agreement dated September 10, 2021, and as such, Landlord agrees only to pay the Broker(s) the commission due the Broker(s) pursuant to the express terms and conditions of the commission agreements referred to in this sentence. For the avoidance of doubt, Landlord and Tenant hereby expressly acknowledge and agree that the commission due to the Broker(s) is to be calculated using the original Base Rent schedule contained in Section 1.3 of the Original Lease (prior to such Section being amended by this Second Amendment) and not the amended Base Rent schedule contained in Section 2 of this Second Amendment.
7.
Possession. Section 3 of the Original Lease, entitled “Possession”, is hereby deleted in its entirety and replaced with the following:

“3. Possession. Landlord shall not be liable for any loss or damage to Tenant resulting from any delay in delivering possession of the Premises due to circumstances outside of Landlord’s reasonable control. Notwithstanding the foregoing, if the Landlord Work Substantial Completion Date and delivery of possession of the Premises to Tenant is not achieved on or before May 1, 2023, as such date shall be extended for Excusable Delays (as defined below) (such date, as extended, the “First Penalty Date”), then Tenant shall receive a credit, which credit shall be applied against Base Rent next due and owing under the Lease, of one day’s Base Rent for each day after the First Penalty Date until the earlier of (a) the date that the Landlord Work Substantial Completion Date is achieved and possession of the Premises is delivered to Tenant, or (b) the Second Penalty Date (as defined below). Notwithstanding the foregoing, if the Landlord Work Substantial Completion Date and delivery of possession of the Premises to Tenant is not achieved on or before June 1, 2023, as such date shall be extended for Excusable Delays (such date, as extended, the “Second Penalty Date”), then Tenant shall receive a credit, which credit shall be applied against Base Rent next due and owing under the Lease, of two days’ Base Rent for each day after the Second Penalty Date until the date that the Landlord Work Substantial Completion Date is achieved and possession of the Premises is delivered to Tenant. Tenant shall have the right, at Tenant’s own risk, expense and responsibility, at all reasonable times prior to the Commencement Date (as reasonably determined by Landlord), to enter the Premises for the sole and exclusive purpose of reviewing the condition of the Premises, provided that (a) Tenant obtains Landlord’s prior written consent, not to be unreasonably withheld, conditioned or delayed, (b) Tenant does not interfere with or delay the Landlord Work, (c) Tenant uses contractors and workers compatible with the contractors and workers engaged by Landlord to complete the Landlord Work. If Tenant enters the Premises prior to the Commencement Date, then Tenant shall abide by the terms and conditions of this Lease as if the term of this Lease had already commenced, except that: (i) Tenant shall have no maintenance and repair obligations (unless and to the extent something is damaged by the acts or omissions of Tenant or any Tenant Party) and no obligation to pay (a) Base Rent until the first day of the eighth full calendar month of the Term, and (b) Real Property Taxes and Operating Expenses until the Commencement Date, in each case, unless and to the extent Base Rent, Real Property Taxes and Operating Expenses are payable during any partial month, as set forth in Section 4 of this Lease; and (ii) Tenant shall be responsible for paying for all utilities supplied to the Premises, including, without limitation, electric, gas, water and sewer, as set forth in Section 6 of this Lease; provided, however, Tenant shall not be responsible for paying for any utilities supplied to the Premises solely in connection with Landlord’s construction activities at the Premises.”

8.
Contingency. Section 26.21 of the Original Lease, entitled “Contingency”, is hereby deleted in its entirety.
9.
Project Amenities. Section 26.23 of the Original Lease, entitled “Project Amenities”, is hereby amended by deleting the reference to “February 15, 2023” and substituting “August 15, 2023” therefor. Accordingly, the Project Amenities Penalty Date is August 15, 2023.
10.
Work Letter. The Work Letter attached as Exhibit G to the Original Lease, and Exhibit “G-1”, Exhibit “G-2” and Exhibit “G-3” attached thereto, are all hereby deleted their entireties and replaced with Exhibit “G-Revised”, Exhibit “G-1 Revised” and Exhibit “G-2 Revised” attached to this Second Amendment.
11.
Except as expressly modified herein, the Lease shall remain in full force and effect in accordance with its terms. In the event of any conflict between the terms contained in this Second Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.
12.
Tenant acknowledges and agrees that the Lease, as hereby amended, is in full force and effect and, to Tenant’s knowledge, Tenant has no claims or offsets against Rent due or to become due under the Lease, as hereby amended.
13.
This Second Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.
14.
This Second Amendment may be executed in counterparts, each of which shall constitute an original, but which, taken together, shall be one original agreement. Any counterpart of this Second Amendment may be executed and delivered by electronic transmission (including, without limitation, e-mail) or by portable document format (pdf) and shall have the same force and effect as an original.

{SIGNATURES APPEAR ON THE FOLLOWING PAGE}

IN WITNESS WHEREOF, Landlord and Tenant have caused this Second Amendment to be duly executed, under seal, as of the day and year first above written.

LANDLORD:

CRISP PARTNERS LLC

By: /s/ Lawrence J. Stuardi

Name: Lawrence J. Stuardi

Title: Member

TENANT:

PRELUDE THERAPEUTICS INCORPORATED

By: /s/ Jane Huang

Name: Jane Huang

Title: President and CMO

EXHIBIT “G- REVISED”

WORK LETTER

This Exhibit “G-REVISED” (referred to herein and in the Lease as the “Work Letter”) accompanies and forms a material part of that certain Single-Tenant Triple Net Lease between CRISP PARTNERS LLC, as Landlord, and PRELUDE THERAPEUTICS INCORPORATED, as Tenant (the “Lease”), and sets forth the respective obligations of Landlord and Tenant for the finalization of design and continuation and completion of the Base Building Work, the Tenant Improvements and the Tenant Fixturing (as those terms are defined herein). Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Lease.

1. Intentionally Deleted

2. Construction Representatives

(a) In order to streamline communication and decision-making, in addition to the terms and conditions set forth herein, Landlord and Tenant have each assigned a designated representative (with respect to Tenant, Tim Mueller, the “Tenant’s Construction Representative” and, with respect to Landlord, Keith Metzger, the “Landlord’s Construction Representative”) who will facilitate and coordinate design and construction, and Landlord and Tenant may rely on all instructions, consents, agreements, changes and modifications made by such representatives as having been given or made by, and binding upon, Landlord or Tenant, as the case may be. In the event Tenant’s Construction Representative is unavailable, Tenant has assigned a designated secondary representative, Aimee Crombie, to act on behalf of Tenant’s Construction Representative. In the event Landlord’s Construction Representative is unavailable, Landlord has assigned a designated secondary representative, Hank Merrill, to act on behalf of Landlord’s Construction Representative.

3. Base Building Work

(a) Description; Project Contractor. The Building and Exterior Areas and all site work and other improvements to be constructed in connection therewith by or on behalf of Landlord, as more particularly described in the “Base Building Plans and Specifications” as more fully defined in and attached hereto as “Exhibit “G-1 REVISED” shall constitute and be referred to herein as the “Base Building Work”. As used in the Lease and this Work Letter, the term “Project Contractor” shall mean Bancroft Construction, who will be engaged by Landlord to complete both the Base Building Work and the Tenant Improvements. Landlord, Tenant and the Project Contractor shall work as a team to ensure that both the Base Building Work and the Tenant Improvements shall be performed simultaneously to ensure that the Project is delivered in a timely manner and in accordance with the Base Building Plans and Specifications and the TI Plans and Specifications as further defined below.

(b) Base Building Plans and Specifications.

(i) Landlord with Tenant’s acknowledgement engaged L2P (“Project Architect”) and CDA Engineering, Inc. (“Project Civil Engineer”) to prepare, in collaboration with each of Landlord’s Construction Representative and Tenant’s Construction Representative and through the collective input of Landlord and Tenant, the Base Building Plans and Specifications. As the Base Building Plans and Specifications progressed through the schematic design and design development stages, Landlord and Tenant, with budgetary input from Project Contractor, made various changes to the Base Building Plans and Specifications intended to reduce the overall cost of the Base Building Work (collectively, the “Base Building Value Engineering Changes”). The Base Building Value Engineering Changes have been incorporated into the Base Building Plans and Specifications listed in Exhibit “G-1 REVISED”. In the event Landlord, Tenant, Project Contractor, Project Architect or Project Civil Engineer recommends or requests in writing further Base Building Value Engineering Changes, any such changes, if approved (such approval not to be unreasonably withheld, conditioned or delayed) by Landlord and Tenant in writing, as the case may be, shall be incorporated into the Base Building Plans and Specifications.

(ii) For the avoidance of doubt, pursuant to the First Amendment to Single-Tenant Triple Net Lease dated November 15, 2021, by and between Landlord and Tenant, Landlord has entered into a BDA with DNREC, which BDA requires Landlord, at Landlord’s sole cost and expense, to take certain measures to conduct a Brownfield Investigation and to implement any Remedial Action Work Plan and Final Plan of Remedial Action, as defined in the BDA, and as issued, approved, modified, or amended by DNREC, which plan is set forth on Exhibit “G-4 REVISED” attached hereto.

(iii) Any approval by Landlord of the Base Building Plans and Specifications, (or any iteration thereof) shall not be a representation or warranty of Landlord that the Base Building Work or such documents are adequate for Tenant’s particular manner of use of the Premises.

(c) Permits. Landlord, at Landlord’s cost, shall be responsible for obtaining from the applicable governmental authority(ies) having jurisdiction over the Premises (collectively, the “Government Agency”) all building permits and other governmental licenses, permits and approvals necessary for the construction of the Base Building Work (collectively, “Base Building Approvals”). Tenant shall cooperate with Landlord, at no material cost to Tenant, in Landlord’s efforts to obtain such permits and other approvals. Landlord shall notify Tenant’s Construction Representative in writing (it being agreed that email notice shall suffice, which notice shall be sent to Tim Mueller at [***] until changed by Tenant upon notice to Landlord) of any and all changes or modifications to the Base Building Plans and Specifications required in order to obtain the Base Building Approvals, within three (3) business days following the date Landlord becomes aware of such required changes or modifications. If any such changes or modifications are materially inconsistent or incompatible with the Base Building Plans and Specifications or the Tenant Improvements, then Landlord’s Construction Representative and Tenant’s Construction Representative shall meet with such Governmental Agency as soon as practical after Tenant’s Construction Representative’s receipt of the notice of such changes or modifications required by any such Government Agency, to mutually determine, in good faith, what material changes or modifications are practical and acceptable to all parties (such determination not to be unreasonably withheld, conditioned, or delayed). Once deemed acceptable to all parties, the Base Building Plans and Specifications will be amended to comply with any conditions of the Base Building Approvals.

(d) Performance of the Base Building Work. Landlord shall engage Project Contractor to complete the Base Building Work in accordance with the Base Building Plans and Specifications.

(e) Costs of the Base Building Work. Except as otherwise expressly set forth herein, Landlord shall be solely responsible for all costs and expenses incurred in connection with designing and constructing the Base Building Work.

(f) Base Building Work Substantial Completion. Subject to Excusable Delays (as defined below), Landlord shall use commercially reasonable efforts to cause the Substantial Completion of the Base Building Work to occur on or before the Target Landlord Work Substantial Completion Date (as defined below). As used in this Section, the term “Substantial Completion of the Base Building Work” (or any variation or deviation thereof) shall mean the date that the Base Building Work has been substantially completed in accordance with the Base Building Plans and Specifications and all Applicable Laws, subject only to incomplete items which will not materially affect or impair Landlord’s ability to complete the Tenant Improvements or preclude the issuance of a temporary or permanent certificate of occupancy upon the final completion of the Tenant Improvements. The date that Substantial Completion of the Base Building Work actually occurs is referred to as the “Base Building Work Substantial Completion Date.” Notwithstanding anything contained herein, Tenant and Landlord mutually agree and understand that the Base Building Work and the Tenant Improvements and Tenant Fixturing may occur concurrently.

(g) Base Building Punch List. Upon Substantial Completion of the Base Building Work, Landlord, in consultation with Tenant, shall generate a punch list of all asserted incomplete work items in Landlord’s construction of the Base Building Work (the “Base Building Punch List”). Landlord shall complete all items on the Base Building Punch List within 60 days after the date of the generation of the Base Building Punch List, unless due to Excusable Delays. Given that the Base Building Work, the Tenant Improvements, and Tenant Fixturing may occur concurrently, Tenant and Landlord mutually agree and understand that the Base Building Punch List and the Tenant Improvements Punch List may overlap.

4. Tenant Improvements; Construction of Tenant Improvements by Project Contractor

(a) Description. The interior finish work of the Premises as more particularly described in the TI Plans and Specifications (as defined below) shall constitute and be referred to herein as the “Tenant Improvements”. Landlord and Tenant shall continue to use expeditious, diligent, good faith, commercially reasonable efforts to cause Project Architect, Project Civil Engineer to coordinate with Landlord’s Construction Representative and Tenant’s Construction Representative to align the Base Building Work and the Tenant Improvements.

(b) TI Plans and Specifications.

(i) Tenant engaged Project Architect and Landlord engaged Project Civil Engineer, on behalf of Tenant, to prepare, in collaboration with each of Landlord’s Construction Representative and Tenant’s Construction Representative, a complete set of plans and specifications for the Tenant Improvements as more particularly described in the “TI Plans and Specifications” more fully defined in and attached hereto as “Exhibit “G-2 REVISED”, which have been developed through the collective input of Landlord and Tenant. As the TI Plans and Specifications progressed through the schematic design and design development stages, Landlord and Tenant, with budgetary input from Project Contractor, made various changes to the plans intended to reduce the overall cost of the Tenant Improvements (collectively, the “TI Value Engineering Changes”). The TI Value Engineering Changes have been incorporated into the TI Plans and Specifications listed in Exhibit “G-2 REVISED”. In the event Landlord, Tenant, Project Contractor, Project Architect or Project Civil Engineer recommends or requests in writing further TI Value Engineering Changes, any such changes, if approved (such approval not to be unreasonably withheld, conditioned or delayed) by Landlord and Tenant in writing, as the case may be, shall be incorporated into the TI Plans and Specifications.

(ii) Any approval by Landlord of the TI Plans and Specifications, (or any iteration thereof) shall not be a representation or warranty of Landlord that the Tenant Improvements or such documents are adequate for Tenant’s particular manner of use of the Premises.

(c) Permits. Except as otherwise expressly set forth herein, Landlord shall be responsible for obtaining from the Governmental Agency, at Tenant’s cost, all building permits and other governmental permits and approvals necessary for the construction of the Tenant Improvements (collectively, “TI Approvals”). Tenant shall cooperate with Landlord in Landlord’s efforts to obtain such permits and other approvals. Landlord shall notify Tenant’s Construction Representative in writing (it being agreed that email notice shall suffice, which notice shall be sent to Tim Mueller at [***] until changed by Tenant upon notice to Landlord) of any and all changes or modifications to the TI Plans and Specifications required in order to obtain the TI Approvals. If any such changes or modifications are materially inconsistent or incompatible with the Permitted Use of the Premises, then Landlord’s Construction Representative and Tenant’s Construction Representative shall meet with such Governmental Agency as soon as practical after Tenant’s Construction Representative’s receipt of the notice of such changes or modifications required by any such Government Agency, to mutually determine, in good faith, what material changes or modifications are practical and acceptable to all parties (such determination not to be unreasonably withheld, conditioned, or delayed). Once deemed acceptable to all parties, the TI Plans and Specifications will be amended to comply with any such agreed to changes or modifications.

(d) Construction of the Tenant Improvements. Landlord shall obtain, from Project Contractor, a GMP proposal for the completion of the Tenant Improvements, which proposal shall be issued on a fully open-book basis with Landlord and Tenant having access to all information during the bidding process. Following completion of the Project Contractor’s subcontractor bidding process, submission of a GMP proposal, and acceptance by Landlord and Tenant of the GMP proposal from Project Contractor, Landlord shall enter into a contract with Project Contractor for the construction of the Tenant Improvements (“Landlord’s TI Construction Contract”). Tenant shall be named in the Landlord’s TI Construction Contract as a third-party beneficiary of Landlord’s rights and remedies thereunder, and expressly granted the right to enforce all guarantees and warranties provided by Project Contractor, and its subcontractors and suppliers pursuant to the Landlord’s TI Construction Contract.

(e) Costs of the Tenant Improvements: Allowance. Landlord agrees to complete the Tenant Improvements, at Tenant’s sole cost and expense (but subject to the application of the Allowance (as defined below) as set forth below), equal to the aggregate of all costs, expenses, and fees incurred by or on behalf of Landlord in connection therewith (the “Tenant’s Cost”), including without limitation, (i) architectural, engineering, and design costs, (ii) the cost charged to Landlord by Project Contractor and all subcontractors for performing the Tenant Improvements, (iii) the cost to Landlord of performing directly any portion of the Tenant Improvements and (iv) Landlord’s project management manager, MRA Development Service, Inc., a fee for Landlord’s supervision of the Tenant Improvements in an amount equal to $810,000.00, and (v) Jones Lang LaSalle Americas, Inc. a project management fee equal to $270,000.00. Tenant's Cost shall not include any other project or construction management fees from Landlord or Jones Lang LaSalle other than the two fees set forth above in this paragraph in subclauses (iv) and (v). Provided Tenant is not in default under the Lease, Landlord agrees to credit Tenant with an allowance (the “Allowance”) equal to [***] (which is equal to [***] per rentable square foot of the Premises). Landlord’s obligation to complete the Tenant Improvements is contingent upon Tenant paying Landlord the amount by which the Tenant’s Cost exceeds the Allowance, estimated or otherwise, which excess amounts shall be paid by Tenant to Landlord as follows:

i. Tenant shall pay the initial [***] of the Tenant’s Cost prior to any application by Landlord of the Allowance towards the Tenant’s Cost. Tenant shall pay such amount within thirty (30) days following: (i) the completion of the portion(s) of the Tenant Improvements for which such amount is applied to; (ii) Tenant’s receipt of an invoice or invoices, for such amount, or a portion thereof, as applicable; and (iii) Tenant’s receipt of acknowledgment by Project Architect certifying that such portion of the Tenant Improvements have been substantially completed in accordance with the TI Plans and Specifications and all Applicable Laws;

ii. Thereafter, Tenant shall be responsible for paying Landlord [***] of each monthly invoice Landlord receives in connection with completion of the Tenant Improvements, until Landlord fully credits Tenant with the Allowance. Tenant shall pay such amount within thirty (30) days following: (i) the completion of the portion(s) of the Tenant Improvements for which such amount is applied to; (ii) Tenant’s receipt of an invoice or invoices, for such amount, or a portion thereof, as applicable; and (iii) Tenant’s receipt of acknowledgment by Project Architect certifying that such portion of the Tenant Improvements have been substantially completed in accordance with the TI Plans and Specifications and all Applicable Laws; and

iii. Thereafter, once the Allowance has been fully applied, Tenant shall be responsible for paying 100% of each monthly invoice Landlord receives in connection with completion of the Tenant Improvements. Tenant shall pay such amount within thirty (30) days following: (i) the completion of the portion(s) of the Tenant Improvements for which such amount is applied to; (ii) Tenant’s receipt of an invoice or invoices, for such amount, or a portion thereof, as applicable and (iii) Tenant’s receipt of acknowledgment by Project Architect certifying that such portion of the Tenant Improvements have been substantially completed in accordance with the TI Plans and Specifications and all Applicable Laws. In the event the estimated Tenant’s Cost exceed the actual Tenant’s Cost incurred, Landlord shall refund Tenant for any amount paid by Tenant pursuant to the payment structure set forth above, which exceeds the actual amount of the Tenant’s Cost in excess of the Allowance.

Notwithstanding the foregoing, (i) Landlord’s obligation to credit Tenant with the Allowance as set forth herein shall be delayed (but not terminated) during the pendency of any default by Tenant under this Lease, and (ii) Landlord shall reimburse Tenant as set forth herein if and when Tenant cures any such default. Upon completion of the Tenant Improvements and determination of the actual Tenant’s Cost, which determination shall occur within a commercially reasonable time period following the completion of the Tenant Improvements, Landlord or Tenant shall, within 30 days following such completion, pay to the other (or, at Landlord’s option, Landlord may credit Tenant) the amount of any overpayment or deficiency then due from one to the other in connection with the foregoing sentence. Landlord shall have no further obligations to pay for any costs incurred in connection with the Tenant Improvements, except as otherwise expressly set forth in the Lease.

(f) Standard of Performance. Landlord shall cause Project Contractor to construct and complete the Tenant Improvements in a good and workmanlike manner, in accordance with all Applicable Laws.

(g) Limitation on Landlord’s Responsibility. Without limiting the foregoing provisions of this Section, Landlord and Tenant agree that Tenant shall be responsible to review the TI Plans and Specifications to ensure the proposed Tenant Improvements are adequate, appropriate, suitable and sufficient for Tenant’s desired purposes and Tenant’s specific manner of use of the Premises.

(h) Substantial Completion of the Tenant Improvements. Subject to Excusable Delays, Landlord shall use commercially reasonable efforts to cause the Substantial Completion of the Tenant Improvements (as defined below) to occur by April 27, 2023 (the “Target Landlord Work Substantial Completion Date”). As used in this Section 4, “Substantial Completion of the Tenant Improvements” (or any variation or derivation thereof) shall mean that Landlord has delivered to Tenant (a) physical possession of, and access to, the Premises, which shall comply with all Applicable Laws, (b) acknowledgment by Project Architect certifying that the Tenant Improvements have been substantially completed in accordance with the TI Plans and Specifications and all Applicable Laws, subject only to incomplete items which do not adversely affect in a material way or materially interfere with Tenant’s use and occupancy of the Premises for the Permitted Use, which incomplete items shall be set forth on the Tenant Improvements Punch List (as defined below), and (c) a temporary or permanent certificate of occupancy for Tenant’s use and occupancy of the Premises for the Permitted Use has been issued by the Governmental Agency (provided, however, in the event Landlord obtains a temporary certificate of occupancy, Landlord agrees to use commercially reasonable efforts to obtain a permanent certificate of occupancy as quickly as is reasonably possible and to maintain the temporary certificate of occupancy in effect until the permanent certificate of occupancy is obtained so that Tenant’s occupancy of the Premises for the Permitted Use is not materially adversely affected). Tenant agrees to cooperate reasonably, at no material cost to Tenant, with Landlord in Landlord’s efforts to obtain the certificate of occupancy and agrees, to the extent any ongoing or incomplete approved Tenant Fixturing (not the Tenant Improvements) could negatively impact Landlord’s ability to obtain a certificate of occupancy for the Tenant Improvements, to suspend all such Tenant Fixturing and (to the extent safe, practicable and in accordance with Applicable Law) cause same not to appear to be in an “in process” condition on any day on which a physical inspection of the Premises is undertaken for issuance of such certificate of occupancy, provided Tenant receives reasonable advance notice thereof. The date that Substantial Completion of the Tenant Improvements actually occurs is referred to as the “TI Substantial Completion Date.” The date on which both the Base Building Work Substantial Completion Date and the TI Substantial Completion Date are achieved and possession of the Premises is delivered to Tenant is referred to as the “Landlord Work Substantial Completion Date.”

(i) Tenant Improvements Punch List. Upon Substantial Completion of the Tenant Improvements, Landlord, in consultation with Tenant, shall generate a punch list of all asserted defects or incomplete work items, if any, in Landlord’s construction of the Tenant Improvements (the “Tenant Improvements Punch List”). Landlord shall complete all items on the Tenant Improvements Punch List within 60 days after the date of the generation of the Tenant Improvements Punch List, unless due to Excusable Delays.

(j) Inclusion of Plans. The Base Building Plans and Specifications, and the TI Plans and Specifications, as listed on Exhibit “G-1 REVISED” and Exhibit “G-2 REVISED”, respectively, are hereby incorporated into and made a part of the Lease as if originally attached thereto at the time of execution of the Lease.

5. Field Adjustments and Change Orders

(a) Tenant acknowledges and agrees that, except as expressly set forth in the Base Building Plans and Specifications and the TI Plans and Specifications, the Landlord Work shall be constructed using standard methods, materials and finishes designated by Landlord for the Building, in consultation with Tenant. Landlord shall have the right, from time to time, to make reasonable and non-material changes/field adjustments (collectively, “Non-Material Field Adjustments”) in and to the Base Building Plans and Specifications and the TI Plans and Specifications to the extent that the same shall be necessary in order to adjust to actual field conditions or to cause the work shown on the Base Building Plans and Specifications and the TI Plans and Specifications to comply with any applicable requirements of public authorities and/or requirements of insurance bodies. All Non-Material Field Adjustments (which may be made immediately but confirmed by written change order and notice to Tenant) shall be noted on the applicable plans or documents. Except for Non-Material Field Adjustments, Landlord shall not make any other changes/field adjustments in and to the Base Building Plans and Specifications and the TI Plans and Specifications, without first obtaining the written consent of Tenant, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant’s failure to respond to Landlord in writing within 2 business days after the date of Tenant’s receipt of Landlord’s written request for such consent shall be deemed a Tenant Delay.

(b) The Base Building Work and the Tenant Improvements are collectively referred to as the “Landlord Work”. If Tenant shall request any changes to the Base Building Plans and Specifications and the TI Plans and Specifications that are approved by Landlord pursuant to the process set forth herein (“Change Orders”), Landlord shall have any necessary revisions to the Base Building Plans and Specifications and/or the TI Plans and Specifications, as the case may be, prepared, and Tenant shall reimburse Landlord for the cost of preparing such revisions. Tenant shall be responsible for any Tenant Delay caused by Tenant or any Tenant Party in the completion of the Landlord Work resulting from any Change Orders pursuant to Section 6(c)(i)(1) below. Landlord shall notify Tenant in writing of (A) the estimated increased cost to the

Landlord Work, if any, which will be chargeable to Tenant by reason of such Change Orders, which increased costs together with the costs of preparing revisions to the Base Building Plans and Specifications and the TI Plans and Specifications are collectively referred to herein as the “Excess Costs”, and (B) Landlord’s estimate of delay resulting from the Change Order. Tenant shall, within 2 business days after receiving Landlord’s estimate of the Excess Costs and delay, notify Landlord in writing whether it desires to proceed with such Change Order, such notification to be accompanied by payment from Tenant of the Excess Costs. In the absence of such written authorization, Landlord shall continue work on the construction of the Landlord Work; provided, however, that Landlord may discontinue work on the construction of that portion of the Landlord Work which may be affected by the pending Change Order until it receives notice of Tenant’s decision, if, in Landlord’s commercially reasonable, good faith discretion, Landlord has determined that proceeding with such construction will interfere with the performance of work set forth in the pending Change Order, in which event any delay caused by the discontinuation of such work shall be deemed to be a delay caused by Tenant. Following approval of the revised Base Building Plans and Specifications and the TI Plans and Specifications and the payment by Tenant of the required portion of the Excess Costs, if any, Landlord shall cause the Landlord Work to be constructed substantially in accordance with the approved Change Orders.

6. Delays

(a) Excusable Delay. Construction Force Majeure (as hereinafter defined) and/or Tenant Delay (as hereinafter defined) are collectively referred as “Excusable Delays”.

(b) Construction Force Majeure. For purposes hereof, “Construction Force Majeure” shall mean time actually lost by Landlord, Project Contractor or any subcontractors or suppliers due to governmental restrictions, limitations and delays (including, without limitation, delays in the issuance of any governmental permit, license and/or approval required to complete the Landlord Work through no fault of Landlord or its agents, employees or contractors), scarcity, unavailability or delay in obtaining fuel, materials, equipment or components (so long as any delays occur despite Landlord’s commercially reasonable diligent efforts), war or other national emergency, accidents, floods, defective materials, fire damage or other casualties, adverse weather conditions which reasonably prevent Landlord from pursuing construction activities in a normal manner, soil conditions, or any other cause similar or dissimilar to the foregoing in any case beyond the reasonable control of Landlord or Landlord’s contractors, subcontractors or suppliers.

(c) Tenant Delay.

(i) For purposes hereof, the terms “Tenant Delay” or “Delay caused by Tenant” shall mean:

1. delay in completion of construction of the Landlord Work caused by any act or failure to act by Tenant or any Tenant Party in violation of this Lease, including, without limitation, (A) delay (beyond the time frames set forth in this Work Letter) by Tenant in approval of any plans and specifications (or revisions or updates thereto) covering work to be performed by Landlord in connection with the Landlord Work, (B) the interference of Tenant with the Landlord Work, or (C) delays resulting from any Change Orders; and

2. delay in the issuance of a temporary or permanent certificate of occupancy or completion of construction of the Landlord Work as a result of any act or omission (with respect to any omission, only to the extent in violation of this Lease or Applicable Laws) of Tenant or any Tenant Party (including, without limitation, any delay by Tenant or any Tenant Party in performing Tenant Fixturing), which continues for 1 business day following Tenant’s receipt of notice (it being agreed that email notice shall suffice, which notice shall be sent to Tim Mueller at [***] until changed by Tenant upon notice to Landlord) of such delay or Tenant otherwise becoming aware of such delay.

(ii) For purposes of determining Tenant Delay, the term Tenant shall include any Tenant Party. If the Landlord Work Substantial Completion Date is delayed by a Tenant Delay, then the Landlord Work Substantial Completion Date shall be deemed to have occurred on the date it would have occurred but for such Tenant Delay. Landlord shall notify Tenant in writing (it being agreed that email notice shall suffice, which notice shall be sent to Tim Mueller at [***] until changed by Tenant upon notice to Landlord) of the occurrence of a Tenant Delay event within 3 business days after Landlord actually becomes aware of the occurrence of such Tenant Delay event, provided that if Landlord fails to so notify Tenant within 7 business days after Landlord actually becomes aware of the occurrence of such Tenant Delay event, then, except if Tenant otherwise has become aware of such Tenant Delay (in which case the ensuing language shall not apply), then such Tenant Delay shall not be deemed to commence unless and until Tenant’s receipt of such notice at the time that such Tenant Delay is continuing.

7. Tenant Fixturing and Permits

(a) Concurrently with Landlord’s completion of the Base Building Work and the Tenant Improvements, Tenant shall, at Tenant’s sole cost and expense, commence and thereafter diligently pursue to completion, the installation in and equipping of the Premises with new personal property necessary or proper for the operation of the Permitted Use and perform all other work in the Premises necessary or proper to prepare the Premises for the conduct and operation of the Permitted Use therein (collectively, the “Tenant Fixturing”). All Tenant Fixturing shall be performed in a good and workmanlike manner and in accordance with all Applicable Laws and in accordance with the terms of the Lease. Tenant shall, at Tenant’s sole cost and expense, obtain all permits and other governmental permits and approvals necessary for the Tenant Fixturing. Landlord shall reasonably cooperate with Tenant, at no material cost to Landlord, in Tenant’s efforts to obtain such permits and other approvals. In addition, Tenant, at its sole cost and expense, shall be solely responsible for obtaining, and delivering copies to Landlord, prior to occupancy of the Premises (or any part thereof), all governmental permits and approvals necessary for the Tenant Fixturing and for Tenant to conduct its business of the Permitted Use in the Premises.

8. Limited Warranty

(a) Landlord guarantees, for a period of one year following the Landlord Work Substantial Completion Date, (i) the Landlord Work against defective workmanship and/or materials or non-compliance with the Base Building Plans and Specifications and/or the TI Plans and Specifications, and (ii) that the Building and the Building Systems, including the roof, floors, walls, doors, dock doors and all other mechanical systems, are and shall be in good, operable condition. Landlord agrees, during said one-year period at its sole cost and expense, to (i) repair or replace any defective item occasioned by defective workmanship and/or materials or non-compliance with the Base Building Plans and Specifications and/or the TI Plans and Specifications, and (ii) make all necessary repairs to keep the Building and the Building Systems, including the roof, floors, walls, doors, dock doors and all other mechanical systems in good, operable condition. Landlord agrees, upon Tenant’s reasonable prior request, to jointly inspect the Building with a representative of Tenant at any time during the one year guaranty period. Notwithstanding anything in this paragraph to the contrary, in no event shall Landlord be obligated to make repairs or replacements to items (i) if the costs of such repair or replacement would have been covered by warranty but is no longer covered by warranty due to the acts or omissions (with respect to omissions, only to the extent in violation of this Lease or Applicable Laws) of Tenant or any Tenant Party, or (ii) due to any act or omission (with respect to omissions, only to the extent in violation of this Lease or Applicable Laws) of Tenant or any Tenant Party (including, without limitation, Tenant’s failure to properly maintain or service any portions of the Building or the Premises or any systems contained thereon that Tenant is required to maintain pursuant to the Lease).

EXHIBIT “G-1 REVISED”

BASE BUILDING PLANS AND SPECIFICATIONS

CORE AND SHELL SPECIFICATIONS

PREPARED BY L2P

DATED APRIL 26, 2022

DIVISION 1	GENERAL REQUIREMENTS
11000	SUMMARY
12300	ALTERNATES
12500	SUBSTITUTION PROCEDURES
13100	PROJECT MANAGEMENT AND COORDINATION
13233	PHOTO DOCUMENTATION
13300	SUBMITTAL PROCEDURES
13000	QUALITY REQUIREMENTS
14525	EXTERIOR ENCLOSURE TESTING SERVICES
14200	REFERENCES
16000	PRODUCT REQUIREMENTS
17300	EXECUTION
17700	CLOSEOUT PROCEDURES
17823	OPERATION AND MAINTENANCE DATA
17839	PROJECT RECORD DOCUMENTS
17900	DEMONSTRATION AND TRAINING
18316	EXTERIOR ENCLOSURE GENERAL REQUIREMENTS

DIVISION 2
24119	SELECTIVE DEMOLITION

DIVISION 3	CONCRETE
NOT USED

DIVISION 4	MASONRY
44200	EXTERIOR STONE CLADDING
42700	CAST STONE MASONRY

DIVISION 5	METALS
54000	COLD FORMED METAL FRAMING
55000	METAL FABRICATIONS
55100	METAL STAIRS
55200	METAL RAILINGS
57313	GLAZED DECORATIVE METAL RAILINGS

DIVISION 6	WOOD, PLASTICS, AND COMPOSITS

61053	MISCELLANEOUS ROUGH CARPENTRY
61600	SHEATHING
67413	FIBERGLASS REINFORCED GIRTS

DIVISION 7	THERMAL AND MOISTURE PROTECTION
71326	SELF-ADHERING SHEET WATERPROOFING
72100	THERMAL INSULATION
72129	SPRAYED CELLULOSE ACOUSTICAL INSULATION
72713	AIR AND WEATHER BARRIER
74213	ALUMINUM COMPOSITE WALL PANELS AND EXTRUDED TRIM
75423	TPO ROOFING
76200	SHEET METAL FLASHING AND TRIM
77200	ROOF ACCESSORIES
78123	INTUMESCENT FIREPROOFING
78413	PENETRATION FIRE STOPPING
79205	EXTERIOR JOINT SEALANTS

DIVISION 8	OPENINGS
81113	HOLLOW METAL DOORS AND FRAMES
83323	OVERHEAD COILING DOORS
84213	ALUMINUM-FRAMED ENTRANCES AND STOREFRONT
84413	GLAZED ALUMINUM CURTAIN WALL
87100	FINISH HARDWARE
88010	EXTERIOR GLAZING
89119	FIXED LOUVERS

DIVISION 9	FINISHES
092116_23	GYPSUM BOARD SHAFT WALL ASSEMBLIES
92216	NON-STRUCTURAL METAL FRAMING
92900	GYPSUM BOARD

DIVISION 10	EQUIPMENT
104416	FIRE EXTINGUISHERS

DIVISION 11
111300	LOADING DOCK EQUIPMENT

DIVISION 14	CONVEYING EQUIPMENT
142010	ELEVATORS

CORE AND SHELL PLANS

PREPARED BY L2P

DATED APRIL 26, 2022

ARCHITECTURAL
CS-000	COVER SHEET
A002	GENERAL NOTES / ABBREVIATIONS
A003	ACCESSIBLE MOUNTING HEIGHTS & CLEARANCES
A010	LIFE SAFETY PLAN - BASEMENT
A011	LIFE SAFETY PLAN - 1ST FLOOR
A012	LIFE SAFETY PLAN - 2ND FLOOR
AD111	SELECTIVE DEMOLITION PLAN - FIRST FLOOR - OVERALL
AD112	SELECTIVE DEMOLITION PLAN - SECOND FLOOR - OVERALL
AD150	DEMO ROOF PLAN
A110	BASEMENT PLAN
A111	PARTITION PLAN - FIRST FLOOR - OVERALL
A112	PARTITION PLAN - SECOND FLOOR - OVERALL
A114	PENTHOUSE AND ROOF PLAN
A115	OVERALL ROOF PLAN
A121	REFLECTED CEILING PLAN - FIRST FLOOR
A122	REFLECTED CEILING PLAN - SECOND FLOOR
A151	ENLARGED PLANS - SOUTH CANOPY
A201	EXTERIOR ELEVATIONS
A202	EXTERIOR ELEVATIONS
A410	WALL SECTIONS
A411	EXTERIOR ASSEMBLIES AND DETAILS
A420	SECTION DETAILS
A421	EXTERIOR DETAILS
A422	EXTERIOR DETAILS
A500	PARTITION TYPES & DETAILS
A510	DOOR & FRAME TYPES & DETAILS
A600	SOUTH STAIR AND PASSENGER ELEVATOR
A601	NORTH STAIR PLANS AND SECTION
A602	SERVICE ELEVATOR PLANS AND SECTIONS
A603	RAMP AND STAIR DETAILS - SOUTH ENTRY

CIVIL
C-01	COVER SHEET
C-02	SITE DEMOLITION & EROSION & SEDIMENT CONTROL PLAN
C-03	LINES AND GRADES PLAN
C-04	SITE CONSTRUCTION DETAILS
C-05	SITE CONSTRUCTION DETAILS

STRUCTURAL

S001	COVER SHEET
S002	GENERAL NOTES
S003	GENERAL NOTES
S004	PROJECT SCHEDULES
S101	FOUNDATION PLAN
S102	SECOND FLOOR FRAMING PLAN
S103	ROOF FRAMING PLAN
S104	ENLARGED PLANS
S105	ENLARGED PLANS
S106	ENLARGED PLANS
S107	ENLARGED PLANS
S108	ENLARGED PLANS
S501	TYPICAL FOUNDATION DETAILS
S502	FOUNDATION SECTIONS AND DETAILS
S503	FOUNDATION SECTIONS AND DETAILS
S504	FOUNDATION SECTIONS AND DETAILS
S505	FOUNDATION SECTIONS AND DETAILS
S506	FOUNDATION SECTIONS AND DETAILS
S511	TYPICAL FRAMING DETAILS
S512	FRAMING SECTIONS AND DETAILS
S513	FRAMING SECTIONS AND DETAILS
S514	FRAMING SECTIONS AND DETAILS

EXHIBIT “G-2 REVISED”

TI PLANS AND SPECIFICATIONS

TI SPECIFICATIONS

PREPARED BY L2P

DATED APRIL 26, 2022

DIVISION 01	GENERAL REQUIREMTS

SECTIONS OF DIVISION 01 ISSUED AS PART OF PROJECT CRISP CORE AND SHELL UNLESS NOTED OTHERWISE

017823	OPERATION AND MAINTENANCE DATA

DIVISION 02	EXISTING CONDITIONS

DIVISION 03	CONCRETE

DIVISION 04	MASONRY

DIVISION 05	METALS

057000	DECORATIVE METAL

DIVISION 06	WOOD, PLASTICS, AND COMPOSITS

061000	MISCELLANEOUS ROUGH CARPENTRY
064100	ARCHITECTURAL CASEWORK
061426	FLUSH WOOD PANELING
064600	WOOD TRIM

DIVISION 07	THERMAL AND MOISTURE PROTECTION

078413	PENETRATION FIRE STOPPING
078446.1	FIRE RESISTIVE JOINT SYSTEMS
079200	INTERIOR JOINT SEALANTS

DIVISION 08	OPENINGS

081113	HOLLOW METAL DOORS AND FRAMES
081416	FLUSH WOOD DOORS
083100	ACCESS DOORS AND PANELS
087100	DOOR HARDWARE
088000	INTERIOR GLAZING

088300	MIRRORS
083400	SPECIAL FUNCTION DOORS

DIVISION 09	FINISHES

092123	GYPSUM BOARD SHAFT WALL ASSEMBLIES
092216	NON-STRUCTURAL METAL FRAMING
092713	GLASS FIBER REINFORCED GYPSUM ASSEMBLIES
092900	GYPSUM BOARD
093013	TILING
095113	ACOUSTICAL PANEL CEILINGS
095133	ACOUSTICAL METAL PAN CEILINGS
096513	RESILIENT BASE AND ACCESSORIES
096519	RESILIENT TILE FLOORING
096546	STATIC-CONTROL RESILIENT FLOORING
096813	TILE CARPETING
097200	WALL COVERINGS
099123	INTERIOR PAINTING AND COATING
099600	INTERIOR HIGH PERFORMANCE COATINGS

DIVISION 10	EQUIPMENT

102113	TOILET COMPARTMENTS
102600	WALL PROTECTION
102613	CORNER GUARDS
102800	TOILET ACCESSORIES
104413	FIRE EXTINGUISHER CABINETS
104416	FIRE EXTINGUISHERS
105613	METAL STORAGE SHELVING

DIVISION 11

113100	RESIDENTIAL APPLIANCES
114313	LABORATORY FUME HOODS

DIVISION 12	FURNISHINGS

123553	LABORATORY CASEWORK

DIVISION 13	SPECIAL CONSTRUCTION

132600	ENVIRONMENTAL CONTROL ROOMS

DIVISION 14	CONVEYING EQUIPMENT

DIVISION 20	RESERVED

200000	COMMON MECHANICAL/ELECTRICAL REQUIREMENTS

DIVISION 21	FIRE SUPPRESSION

210500	COMMON WORK RESULTS FOR FIRE SUPPRESSION
210553	IDENTIFICATION FOR FIRE SUPPRESSION PIPING AND EQUIPMENT
211300	WATER BASED FIRE SUPPRESSION SYSTEMS
212200	CLEAN AGENT FIRE EXTINGUISHING SYSTEMS

DIVISION 22	PLUMBING

220500	COMMON WORK RESULTS FOR PLUMBING
220513	COMMON MOTOR REQUIREMENTS FOR PLUMBING EQUIPMENT
220514	COMMON CONTROL PANEL REQUIREMENTS
220516	EXPANSION FITTINGS AND LOOPS FOR PLUMBING PIPING
220517	SLEEVES AND SLEEVE SEALS FOR PLUMBING PIPING
220518	ESCUTCHEONS FOR PLUMBING PIPING
220519	METERS AND GAGES FOR PLUMBING PIPING
220529	HANGERS AND SUPPORTS FOR PLUMBING PIPING AND EQUIPMENT
220549	VIBRATION CONTROLS
220553	IDENTIFICATION FOR PLUMBING PIPING AND EQUIPMENT
220716	PLUMBING EQUIPMENT INSULATION
220719	PLUMBING PIPING INSULATION
220800	COMMISSIONING OF PLUMBING
221110	COMMON PLUMBING PIPING
221119	WATER PIPING SPECIALTIES
221123	WATER PUMPS
221124	WATER PACKAGED BOOSTER PUMPS
221319	SANITARY WASTE PIPING SPECIALTIES
221329	SANITARY SEWERAGE PUMPS
221413	FACILITY STORM DRAINAGE PIPING
221423	STORM DRAINAGE PIPING SPECIALTIES
223400	FUEL-FIRED, WATER HEATERS
224200	COMMERCIAL PLUMBING FIXTURES
224500	EMERGENCY PLUMBING FIXTURES
224700	WATER COOLERS
226113	PIPING FOR LABORATORY FACILITIES
226115	LABORATORY GAS MANIFOLDS
226219	VACUUM EQUIPMENT FOR LABORATORY FACILITIES

226701	PURIFIED WATER PIPING - THERMOPLASTICS
226703	HIGH PURITY GAS PIPING
226722	PROCESSED WATER SYSTEMS FOR LABORATORY AND HEALTHCARE FACILITIES
DIVISION 23	HEATING, VENTILATING, AND AIR CONDITIONING (HVAC)

230500	COMMON WORK RESULTS FOR HVAC
230513	COMMON MOTOR REQUIREMENTS FOR HVAC EQUIPMENT
230516	EXPANSION FITTINGS AND LOOPS FOR HVAC PIPING
230517	SLEEVES AND SLEEVE SEALS FOR HVAC PIPING
230518	ESCUTCHEONS FOR HVAC PIPING
230519	METERS AND GAGES FOR HVAC PIPING
230523	GENERAL-DUTY VALVES FOR HVAC PIPING
230529	HANGERS AND SUPPORTS FOR HVAC PIPING AND EQUIPMENT
230533	HEAT TRACING FOR HVAC PIPING
230548	VIBRATION AND SEISMIC CONTROLS FOR HVAC
230553	IDENTIFICATION FOR HVAC PIPING AND EQUIPMENT
230593	TESTING, ADJUSTING, AND BALANCING FOR HVAC
230700	HVAC INSULATION
230900	DIRECT DIGITAL CONTROL (DDC) SYSTEM FOR HVAC
230901	LABORATORY AIR FLOW CONTROL SYSTEM
232113	HYDRONIC PIPING
232116	HYDRONIC PIPING SPECIALTIES
232123	HYDRONIC PUMPS
232213	STEAM AND CONDENSATE HEATING PIPING
232216	STEAM AND CONDENSATE PIPING SPECIALTIES
232500	HVAC WATER TREATMENT
233113	AIR DISTRIBUTION SYSTEMS-METAL DUCTS
233413	AXIAL HVAC FANS
233416	CENTRIFUGAL HVAC FANS
233423	HVAC POWER VENTILATORS
233433	AIR CURTAINS
233600	AIR TERMINAL UNITS
234100	PARTICULATE AIR FILTRATION
235100	BREECHINGS, CHIMNEYS, AND STACKS
235216	CONDENSING BOILERS
235700	HEAT EXCHANGERS FOR HVAC
238126	SPLIT-SYSTEM AIR-CONDITIONERS
238216	AIR COILS
238239.13	CABINET UNIT HEATERS
238413	EVAPORATIVE STEAM HUMIDIFICATION SYSTEM

DIVISION 26	ELECTRICAL

260500	COMMON WORK RESULTS FOR ELECTRICAL
260513	MEDIUM-VOLTAGE CABLES
260519	LOW-VOLTAGE CONDUCTORS AND CABLES
260526	GROUNDING AND BONDING FOR ELECTRICAL SYSTEMS
260529	HANGERS AND SUPPORTS FOR ELECTRICAL SYSTEMS
260533	RACEWAY AND BOXES FOR ELECTRICAL SYSTEMS
260543	UNDERGROUND ELECTRICAL PATHWAYS
260553	IDENTIFICATION FOR ELECTRICAL SYSTEMS
260573	ELECTRICAL STUDIES AND SETTINGS
260923	LIGHTING CONTROL DEVICES
260943	DIGITAL ROOM CONTROLLER (DRC) BASED LIGHTING CONTROLS
261200	MEDIUM-VOLTAGE PAD-MOUNTED TRANSFORMERS
262200	LOW-VOLTAGE TRANSFORMERS
262300	LOW-VOLTAGE SWITCHGEAR
262413	SWITCHBOARDS
262416	PANELBOARDS
262726	WIRING DEVICES
262813	FUSES
262816	ENCLOSED SWITCHES AND CIRCUIT BREAKERS
262913	ENCLOSED MOTOR CONTROLLERS
262923	VARIABLE FREQUENCY CONTROLLERS
263150	UNINTERRUPTIBLE POWER SUPPLY
263213	ENGINE GENERATOR
263600	TRANSFER SWITCHES
264113	LIGHTNING PROTECTION
265100	INTERIOR LIGHTING

DIVISION 27	COMMUNICATIONS

271000	STRUCTURED CABLING
274100	AUDIOVISUAL SYSTEMS

DIVISION 28	ELECTRICAL SAFETY AND SECURITY

281000	ELECTRONIC SECURITY SYSTEMS
283105	FIRE ALARM CABLES AND PATHWAYS
283111	DIGITAL, ADDRESSABLE FIRE ALARM SYSTEM

TI PLANS

PREPARED BY L2P

DATED APRIL 26, 2022

CIVIL
C-01	COVER SHEET
C-02	SITE DEMOLITION & EROSION & SEDIMENT CONTROL PLAN
C-03	LINES AND GRADES PLAN
C-04	SITE CONSTRUCTION DETAILS
C-05	SITE CONSTRUCTION DETAILS

ARCHITECTURAL
CS	COVER SHEET
A001	DRAWING LIST
A002	GENERAL NOTES / ABBREVIATIONS
A003	ACCESSIBLE MOUNTING HEIGHTS & CLEARANCES
A011	CODE ANALYSIS & EGRESS PLAN - FIRST FLOOR
A012	CODE ANALYSIS & EGRESS PLANS - SECOND FLOOR
A013	CONTROL AREAS
A111	PARTITION PLAN - FIRST FLOOR - OVERALL
A111.1	PARTITION PLAN - FIRST FLOOR - WEST
A111.2	PARTITION PLAN - FIRST FLOOR - EAST
A112	PARTITION PLAN - SECOND FLOOR - OVERALL
A112.1	PARTITION PLAN - SECOND FLOOR - EAST
A121	REFLECTED CEILING PLAN - FIRST FLOOR – OVERALL
A121.1	REFLECTED CEILING PLAN - FIRST FLOOR - WEST
A121.2	REFLECTED CEILING PLAN - FIRST FLOOR EAST
A122	REFLECTED CEILING - SECOND FLOOR - OVERALL
A122.1	REFLECTED CEILING PLAN - SECOND FLOOR - EAST
A131.1	EQUIPMENT PLAN - FIRST FLOOR - WEST
A131.2	EQUIPMENT PLAN - FIRST FLOOR - EAST
A132	EQUIPMENT PLAN - SECOND FLOOR - EAST

A141.1	FINISH PLAN - FIRST FLOOR - WEST
A141.2	FINISH PLAN - FIRST FLOOR - EAST
A142	FINISH PLAN - SECOND FLOOR
A500	PARTITION TYPES & DETAILS
A510	DOOR & FRAME TYPES & DETAILS
A520	CEILING DETAILS
A700	ENLARGED LAB PLAN
A701	ENLARGED LAB PLAN
A702	ENLARGED LAB PLAN
A703	ENLARGED LAB PLAN
A704	ENLARGED LAB PLAN
A705	ENLARGED PLANS
A710	LAB CASEWORK ELEVATIONS
A711	LAB CASEWORK ELEVATIONS
A712	LAB CASEWORK ELEVATIONS
A713	LAB CASEWORK ELEVATIONS
A714	LAB CASEWORK ELEVATIONS
A715	LAB CASEWORK ELEVATIONS
A716	LAB CASEWORK ELEVATIONS
A717	LAB CASEWORK ELEVATIONS
A718	LAB CASEWORK ELEVATIONS
A731	FUME HOOD ELEVATIONS AND DETAILS
A732	LABORATORY DETAILS
A733	LABORATORY DETAILS
A750	ENLARGED PLAN AND VIEWS - TOILET ROOMS
A751	ENLARGED PLANS AND VIEWS - TOILET ROOMS
A752	ENLARGED PLAN AND VIEWS - TOILET ROOMS
A800	INTERIOR ELEVATIONS - FEATURES
A810	INTERIOR ELEVATIONS - GLASS & OFFICE FRONTS
A811	INTERIOR ELEVATIONS - GLASS AND OFFICE FRONTS
A812	INTERIOR ELEVATIONS - GLASS AND OFFICE FRONTS
A820	INTERIOR ELEVATIONS - MILLWORK - FIRST FLOOR
A822	INTERIOR ELEVATIONS - MILLWORK - SECOND FLOOR
A850	INTERIOR DETAILS - MILLWORK
A860	INTERIOR DETAILS - FINISHES
A900	SCHEDULES - DOORS & FRAMES
A920	SCHEDULES - FINISH SPECIFICATIONS

STRUCTURAL
S001TF	COVER SHEET
S002TF	GENERAL NOTES
S003TF	SPECIAL INSPECTIONS & PROJECT SCHEDULES
S101TF	FOUNDATION PLAN

S102TF	FLOOR FRAMING PLAN
S103TF	ROOF FRAMING PLAN
S104TF	ENLARGED PLAN
S105TF	ENLARGED PLANS
S501TF	TYPICAL FOUNDATION DETAILS
S511TF	TYPICAL FRAMING DETAILS
S512TF	FRAMING SECTIONS & DETAILS

MECHANICAL
H-001	HVAC COVER SHEET
H-210	HVAC BASEMENT PLAN - DUCTWORK & PIPING
H-211.1	HVAC FIRST FLOOR - WEST - DUCTWORK
H-211.2	HVAC FIRST FLOOR - EAST - DUCTWORK
H-212.2	HVAC SECOND FLOOR - EAST - DUCTWORK
H-213	HVAC OVERALL SITE EQUIPMENT PLAN
H-213.1	HVAC ROOF - WEST - DUCTWORK & PIPING
H-213.2	HVAC ROOF - EAST - DUCTWORK & PIPING
H-311.1	HVAC FIRST FLOOR - WEST - PIPING
H-311.2	HVAC FIRST FLOOR - EAST - PIPING
H-312.2	HVAC SECOND FLOOR - EAST - PIPING
H-401	HVAC BUILDING AIRFLOW DIAGRAMS
H-402	HVAC BUILDING AIRFLOW DIAGRAMS
H-403	HVAC HYDRONIC FLOW DIAGRAMS
H-404	HVAC HEAT RECOVERY FLOW DIAGRAM
H-501	HVAC DETAILS 1
H-502	HVAC DETAILS 2
H-503	HVAC DETAILS 3
H-504	HVAC DETAILS 4
H-601	HVAC SCHEDULES 1
H-602	HVAC SCHEDULES 2
H-603	HVAC SCHEDULES 3
H-701	HVAC CONTROLS 1
H-702	HVAC CONTROLS 2
H-703	HVAC CONTROLS 3
H-704	HVAC CONTROLS 4
H-801	HVAC 1/4" SCALE PLAN - BIOLOGY 1 DUCTWORK
H-802	HVAC 1/4" SCALE PLAN - BIOLOGY 2 DUCTWORK
H-803	HVAC 1/4" SCALE PLAN - CHEMISTRY 1 DUCTWORK
H-804	HVAC 1/4" SCALE PLAN - CHEMISTRY 2 DUCTWORK
H-805	HVAC 1/4" SCALE PLAN - LOADING/STORAGE DUCTWORK
H-901	HVAC BIOLOGY LABORATORY AIR FLOW DIAGRAM 1
H-902	HVAC BIOLOGY LABORATORY AIR FLOW DIAGRAM 2

H-903	HVAC CHEMISTRY LABORATORY AIR FLOW DIAGRAM 1
H-904	HVAC CHEMISTRY LABORATORY AIR FLOW DIAGRAM 2
H-905	HVAC CHEMISTRY LABORATORY AIR FLOW DIAGRAM 3

PLUMBING
P-001	PLUMBING LEGEND AND GENERAL NOTES
P-100	PLUMBING SITE PLAN
P-200	PLUMBING - UNDERGROUND - OVERALL
P-200.2	PLUMBING - BASEMENT PLAN - EAST
P-211	PLUMBING - FIRST FLOOR - OVERALL
P-211.1	PLUMBING - FIRST FLOOR - WEST
P-211.2	PLUMBING - FIRST FLOOR - EAST
P-212	PLUMBING - SECOND FLOOR - OVERALL
P-212.1	PLUMBING - SECOND FLOOR - WEST
P-212.2	PLUMBING - SECOND FLOOR - EAST
P-213	PLUMBING - ROOF PLAN - OVERALL
P-221	PLUMBING - FIRST FLOOR (GAS) - OVERALL
P-231	PLUMBING - FIRST FLOOR (PRESSURE) - OVERALL
P-301	PLUMBING PART PLANS (PRESSURE)
P-302	PLUMBING PART PLANS (PRESSURE)
P-303	PLUMBING PART PLANS
P-304	PLUMBING PART PLANS
P-501	PLUMBING DETAILS
P-502	PLUMBING DETAILS
P-503	PLUMBING DETAILS
P-504	PLUMBING DETAILS
P-505	PLUMBING DETAILS
P-506	PLUMBING DETAILS
P-601	PLUMBING SCHEDULES
P-602	PLUMBING SCHEDULES
P-701	PLUMBING RISER DIAGRAMS
P-702	PLUMBING RISER DIAGRAMS
P-703	PLUMBING RISER DIAGRAMS
P-704	PLUMBING RISER DIAGRAMS
P-705	PLUMBING RISER DIAGRAMS
P-706	PLUMBING RISER DIAGRAMS
P-707	PLUMBING RISER DIAGRAMS
P-708	PLUMBING RISER DIAGRAMS
P-709	PLUMBING RISER DIAGRAMS
P-710	PLUMBING RISER DIAGRAMS
P-711	PLUMBING RISER DIAGRAMS
P-712	PLUMBING RISER DIAGRAMS
P-713	PLUMBING RISER DIAGRAMS

P-714	PLUMBING RISER DIAGRAMS
P-715	PLUMBING RISER DIAGRAMS
P-716	PLUMBING RISER DIAGRAMS
P-717	PLUMBING RISER DIAGRAMS
P-718	PLUMBING RISER DIAGRAMS
P-800	PLUMBING ENLARGED BIOLOGY 1 (GAS)
P-801	PLUMBIGN ENLARGED BIOLOGY 2 (GAS)
P-802	PLUMBING ENLARGED CHEMISTRY 1 (GAS)
P-803	PLUMBING ENLARGED CHEMISTRY 2 (GAS)
P-900	ENLARGED BIOLOGY 1 (PRESSURE)
P-901	ENLARGED BIOLOGY 2 (PRESSURE)
P-902	ENLARGED CHEMISTRY 1 (PRESSURE)
P-903	ENLARGED CHEMISTRY 2 (PRESSURE)

FIRE PROTECTION
FP-001	FIRE PROTECTION - SYMBOLS & ABBREVIATIONS
FP-002	FIRE PROTECTION - NOTES & DESIGN CRITERIA
FP-210	FIRE PROTECTION - BASEMENT
FP-211.1	FIRE PROTECTION - FIRST FLOOR - WEST
FP-211.2	FIRE PROTECTION - FIRST FLOOR - EAST
FP-212.2	FIRE PROTECTION - SECOND FLOOR - EAST
FP-701	FIRE PROTECTION - DETAILS

ELECTRICAL
E-001	ELECTRICAL LEGEND SHEET 1
E-002	ELECTRICAL LEGEND SHEET 2
E-003	LIGHTING FIXTURE SCHEDULE
E-004	LIGHTING CONTROL SHEET
E-011	ELECTRICAL GENERAL DETAIL SHEET
E-100	ELECTRICAL SITE PLAN
E-101	ELECTRICAL SITE DETAILS
E-210	ELEC POWER - BASEMENT - EAST
E-211.1	ELEC POWER - FIRST FLOOR - WEST
E-211.2	ELEC POWER - FIRST FLOOR - EAST
E-212.2	ELEC POWER - SECOND FLOOR - EAST
E-213.1	ELEC POWER - ROOF PLAN - WEST
E-213.2	ELEC POWER - ROOF PLAN - EAST
E-310	ELEC LIGHTING - BASEMENT - EAST
E-311.1	ELEC LIGHTING - FIRST FLOOR - WEST
E-311.2	ELEC LIGHTING - FIRST FLOOR - EAST
E-312.1	ELEC LIGHTING - SECOND FLOOR - WEST
E-312.2	ELEC LIGHTING - SECOND FLOOR - EAST
E-401	POWER DISTRIBUTION SINGLE-LINE DIAGRAM
E-501	ELECTRICAL PART PLANS
E-701	ELECTRICAL GROUNDING PLAN
E-702	LIGHTNING PROTECTION SYSTEM ROOF PLAN

E-703	GROUNDING AND LIGHTNING PROTECTION DETAILS
E-800	ELEC POWER - ENLARGED BIOLOGY 1
E-801	ELEC POWER - ENLARGED BIOLOGY 2
E-802	ELEC POWER - ENLARGED CHEMISTRY 1
E-803	ELEC POWER - ENLARGED CHEMISTRY 2
E-901	ELECTRICAL PANEL SCHEDULES
E-902	ELECTRICAL PANEL SCHEDULES
E-903	ELECTRICAL PANEL SCHEDULES
E-904	ELECTRICAL PANEL SCHEDULES
E-905	ELECTRICAL PANEL SCHEDULES
E-906	ELECTRICAL PANEL SCHEDULES
E-907	ELECTRICAL PANEL SCHEDULES

FIRE ALARM
FA-001	FIRE ALARM - SYMBOLS & ABBREVIATIONS
FA-002	FIRE ALARM - NOTES & DESIGN CRITERIA
FA-210	FIRE ALARM - BASEMENT
FA-211.1	FIRE ALARM - FIRST FLOOR - WEST
FA-211.2	FIRE ALARM - FIRST FLOOR - EAST
FA-212.2	FIRE ALARM - SECOND FLOOR - EAST
FA-701	FIRE ALARM – DETAILS

AV
AV-001	TECH AV – LEGEND
AV-211	TECH AV - FIRST FLOOR - OVERALL
AV-211.1	TECH AV - FIRST FLOOR - WEST
AV-211.2	TECH AV - FIRST FLOOR - EAST
AV-212	TECH AV - SECOND FLOOR - OVERALL
AV-212.2	TECH AV - SECOND FLOOR - EAST
AV-221.1	TECH AV - FIRST FLOOR - WEST - ROUGH-IN
AV-221.2	TECH AV - FIRST FLOOR - EAST - ROUGH-IN
AV-222.2	TECH AV - SECOND FLOOR - EAST - ROUGH-IN
AV-501	TECH AV – DETAILS
AV-502	TECH AV – DETAILS
AV-503	TECH AV – DETAILS
AV-504	TECH AV – DETAILS
AV-700	TECH AV - EQUIPMENT LIST

SECURITY
SE-001	SECURITY – LEGEND
SE-211	SECURITY - FIRST FLOOR - OVERALL
SE-211.1	SECURITY - FIRST FLOOR - WEST
SE-211.2	SECURITY - FIRST FLOOR - EAST
SE-212	SECURITY - SECOND FLOOR - OVERALL
SE-212.2	SECURITY - SECOND FLOOR - EAST

SE-213	SECURITY - ROOF PLAN - OVERALL
SE-501	SECURITY – DETAILS
SE-502	SECURITY - EQUIPMENT LIST

TELECOMMUNICATIONS
TC-001	TELECOM – LEGEND
TC-211	TELECOM - FIRST FLOOR - OVERALL
TC-211.1	TELECOM - FIRST FLOOR - WEST
TC-211.2	TELECOM - FIRST FLOOR - EAST
TC-212	TELECOM - SECOND FLOOR - OVERALL
TC-212.2	TELECOM - SECOND FLOOR - EAST
TC-501	TELECOM – DETAILS
TC-502	TELECOM – DETAILS
TC-801	TELECOM - RISER DIAGRAM

EXHIBIT “G-4 REVISED”

REMEDIATION PLAN